UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)           June 17, 1998
                                                           -------------

                            SC&T International, Inc.
                            ------------------------

             (Exact name of registrant as specified in its charter)

Arizona                     86-0737579

15695 North 83rd Way, Scottsdale, Arizona 85260
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(Address of principal executive offices)

                (602) 368-9490
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(Registrant's telephone number, including area code)

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Item 8. Change in Fiscal Year

The company is relocating its Belgium accounting office to the United Kingdom. This change was not considered previously for filing purposes. The company is changing its Fiscal year from March 31 to April 30, effective April 30, 1998.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

Resistrant:
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SC&T INTERNATIONAL, INC.

By:                               /s/ Jamie Copland
                                  ----------------------------------

                                  Jamie Copland
                                  CHAIRMAN & CEO

                                  /s/ Cathy Copland
                                  ----------------------------------

                                  Cathy Copland
                                  CORPORATE SECRETARY

                                  /s/ Dick Elwood
                                  ----------------------------------

                                  Dick Elwood
                                  DIRECTOR OF FINANCE



Date:   June 17, 1998